Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE

September 11, 2018

Gulf Island Announces Appointment of Westley Stockton as Chief Financial Officer

HOUSTON, TX – Gulf Island Fabrication, Inc. (“Gulf Island” or the “Company”) (NASDAQ: GIFI), announced today the appointment of Westley Stockton as Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Stockton brings extensive engineering, procurement, fabrication and construction industry experience, previously serving in various senior financial roles at Chicago Bridge & Iron Company N.V. (“CB&I”) for more than 15 years. Mr. Stockton most recently served as Senior Vice President and Chief Accounting Officer for CB&I and previously held senior leadership positions within financial operations and mergers and acquisitions. Prior to joining CB&I, Mr. Stockton worked in public accounting for PricewaterhouseCoopers and Arthur Andersen. He holds a Masters in Accounting and a Bachelors in Business Administration from the University of Texas at Austin and is a certified public accountant.

Kirk Meche, President & CEO of Gulf Island, commented, “We are excited to have Wes join our team, as he brings strong industry and functional experience that will support our ability to take advantage of opportunities to enhance and expand within the sectors we have identified for future growth.”

About Gulf Island:
Gulf Island Fabrication, Inc., based in Houston, Texas, is a diversified steel fabrication and energy service company. The Company is a leading fabricator of complex steel structures, shipbuilder of a variety of marine vessels, and is leading the way for offshore wind power developments in the United States. Gulf Island also provides related installation, hookup, commissioning, repair and maintenance services with specialized crews and integrated project management capabilities for EPC projects. For more information, please visit our website at www.gulfisland.com.

Company Information:
Kirk J. Meche
Chief Executive Officer
713-714-6100

Cautionary Statement:
This press release contains forward-looking statements. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to such topics as oil and gas prices, operating cash flows, capital expenditures, liquidity and tax rates. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

We caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include the cyclical nature of the oil and gas industry, changes in backlog estimates, suspension or termination of projects, timing and award of new contracts, financial ability and creditworthiness of our customers, consolidation of our customers, competitive pricing and cost overruns, entry into new lines of business, ability to raise additional capital, ability to sell certain assets, advancement on the SeaOne Project, ability to resolve dispute with a customer relating to the purported termination of contracts to build MPSVs, ability to remain in compliance with our covenants contained in our credit agreement, ability to employ skilled workers, operating dangers and limits on insurance coverage, weather conditions, competition, customer disputes, adjustments to previously reported profits under the percentage-of-completion method, loss of key personnel, compliance with regulatory and environmental laws, ability to utilize navigation canals, performance of subcontractors, systems and information technology interruption or failure and data security breaches and other factors described in more detail in “Risk Factors” in Item 1A of our annual report on Form 10-K for the year ended December 31, 2017, as updated by our subsequent filings with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the forward-looking statements are made, which we cannot control. Further, we may make changes to our business plans that could affect our results. We caution investors that we do not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes, and we undertake no obligation to update any forward-looking statements.